UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 17, 2018

General Mills, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-01185	41-0274440
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Number One General Mills Boulevard, Minneapolis, Minnesota		55426-1347
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 763-764-7600

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On April 3, 2018, General Mills, Inc. (the “Company”) agreed to sell $850,000,000 principal amount of its Floating Rate Notes due 2021, $400,000,000 principal amount of its Floating Rate Notes due 2023, $600,000,000 principal amount of its 3.200% Notes due 2021, $850,000,000 principal amount of its 3.700% Notes due 2023, $800,000,000 principal amount of its 4.000% Notes due 2025, $1,400,000,000 principal amount of its 4.200% Notes due 2028, $500,000,000 principal amount of its 4.550% Notes due 2038 and $650,000,000 principal amount of its 4.700% Notes due 2048 (collectively, the “Notes”), pursuant to the Underwriting Agreement, dated April 3, 2018 (the “Underwriting Agreement”), among the Company and Goldman Sachs & Co. LLC, Barclays Capital Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the several underwriters named in Schedule II thereto. The Notes will be issued pursuant to that certain Indenture, dated as of February 1, 1996 (as amended, the “Indenture”), between the Company and U.S. Bank National Association, as Trustee, and the Officers’ Certificates and Authentication Orders, dated April 17, 2018 (collectively, the “Officers’ Certificates”), pursuant to Sections 201, 301 and 303 of the Indenture. The offer and sale of the Notes has been registered under the Securities Act of 1933, as amended, by Registration Statement on Form S-3 (No. 333-223919). The sale of the Notes is expected to close on April 17, 2018.

The purpose of this Current Report is to file with the Securities and Exchange Commission the Underwriting Agreement, the Officers’ Certificates and the opinion of Cleary Gottlieb Steen & Hamilton LLP with respect to the validity of the Notes.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

1.1 Underwriting Agreement, dated April 3, 2018, among the Company and Goldman Sachs & Co. LLC, Barclays Capital Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the several underwriters named in Schedule II thereto.

4.1 Officers’ Certificate and Authentication Order, dated April 17, 2018, for the Floating Rate Notes due 2021 (which includes the form of Note) issued pursuant to the Indenture.

4.2 Officers’ Certificate and Authentication Order, dated April 17, 2018, for the Floating Rate Notes due 2023 (which includes the form of Note) issued pursuant to the Indenture.

4.3 Officers’ Certificate and Authentication Order, dated April 17, 2018, for the 3.200% Notes due 2021 (which includes the form of Note) issued pursuant to the Indenture.

4.4 Officers’ Certificate and Authentication Order, dated April 17, 2018, for the 3.700% Notes due 2023 (which includes the form of Note) issued pursuant to the Indenture.

4.5 Officers’ Certificate and Authentication Order, dated April 17, 2018, for the 4.000% Notes due 2025 (which includes the form of Note) issued pursuant to the Indenture.

4.6 Officers’ Certificate and Authentication Order, dated April 17, 2018, for the 4.200% Notes due 2028 (which includes the form of Note) issued pursuant to the Indenture.

4.7 Officers’ Certificate and Authentication Order, dated April 17, 2018, for the 4.550% Notes due 2038 (which includes the form of Note) issued pursuant to the Indenture.

4.8 Officers’ Certificate and Authentication Order, dated April 17, 2018, for the 4.700% Notes due 2048 (which includes the form of Note) issued pursuant to the Indenture.

5.1 Opinion of Cleary Gottlieb Steen & Hamilton LLP.

23.1 Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.1).

Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement, dated April 3, 2018, among the Company and Goldman Sachs & Co. LLC, Barclays Capital Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the several underwriters named in Schedule II thereto.

4.1	Officers’ Certificate and Authentication Order, dated April 17, 2018, for the Floating Rate Notes due 2021 (which includes the form of Note) issued pursuant to the Indenture.

4.2	Officers’ Certificate and Authentication Order, dated April 17, 2018, for the Floating Rate Notes due 2023 (which includes the form of Note) issued pursuant to the Indenture.

4.3	Officers’ Certificate and Authentication Order, dated April 17, 2018, for the 3.200% Notes due 2021 (which includes the form of Note) issued pursuant to the Indenture.

4.4	Officers’ Certificate and Authentication Order, dated April 17, 2018, for the 3.700% Notes due 2023 (which includes the form of Note) issued pursuant to the Indenture.

4.5	Officers’ Certificate and Authentication Order, dated April 17, 2018, for the 4.000% Notes due 2025 (which includes the form of Note) issued pursuant to the Indenture.

4.6	Officers’ Certificate and Authentication Order, dated April 17, 2018, for the 4.200% Notes due 2028 (which includes the form of Note) issued pursuant to the Indenture.

4.7	Officers’ Certificate and Authentication Order, dated April 17, 2018, for the 4.550% Notes due 2038 (which includes the form of Note) issued pursuant to the Indenture.

4.8	Officers’ Certificate and Authentication Order, dated April 17, 2018, for the 4.700% Notes due 2048 (which includes the form of Note) issued pursuant to the Indenture.

5.1	Opinion of Cleary Gottlieb Steen & Hamilton LLP.

23.1	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Mills, Inc.

April 17, 2018	By:	/s/ Donal L. Mulligan
Name: Donal L. Mulligan
Title: Executive Vice President and Chief Financial Officer